SURETY AGREEMENT

TO: SOVEREIGN BANK, 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610
    ("Lender")
     Attention: Thomas M. McGrory, Vice President:

     In consideration of Lender making or continuing to make loans or otherwise becoming or continuing as a creditor of MORO ACQUISITION CORP., a Delaware corporation, and DAVID W. and JACQUELINE J. MENARD (collectively "Debtors"), and intending to be legally bound hereby, Undersigned unconditionally becomes surety to Lender, its successors, endorsees or assigns, for the prompt payment when due of all amounts now or hereafter due to Lender by Debtors, whether at maturity, or by demand, declaration, acceleration or otherwise (collectively, "Liabilities").

     This Agreement shall continue in full force and effect until payment in full of all Liabilities and shall continue in full force and effect until written notice of termination shall be given to Undersigned by Lender, provided that any termination hereof shall not affect any outstanding Liabilities in existence prior to the termination hereof which continue beyond the date on which such termination notice is sent. The provisions hereof shall survive termination hereof.

     All of the Liabilities shall become immediately due and payable by Undersigned, anything contained herein to the contrary notwithstanding, immediately upon the occurrence of an Event of Default (as defined in Section
8.1 of the Loan and Security Agreement of even date herewith by and among Lender and Debtors), as such Agreement may be amended, modified, supplemented, or restated, at anytime from and after the date hereof.

     Undersigned waives: (a) all notices, including, but not limited to: (i) notice of acceptance of this Agreement; (ii) notice of presentment, demand for payment, or protest of any of the Liabilities, or the obligation of any person, firm or corporation held by Lender as collateral security; (b) all defenses, offsets and counterclaims which either Debtor or Undersigned may at any time have to any of the Liabilities; (c) trial by jury and the right thereto in any action or proceeding of any kind, whether arising on, out of, under or by reason of this Agreement or any other agreement or transaction between Undersigned, Lender and/or either Debtor; and (d) all notices of the financial condition or of any adverse or other change in the financial condition of either Debtor.

     The Liabilities shall not be affected, impaired or discharged, in whole or in part, by reason of the dissolution of Undersigned or the fact that any of the Liabilities may become due or payable in, or in connection with, or by reason of, any agreement or transaction (or part thereof) which may be invalid, irregular or unenforceable for any reason. The Liabilities of any partnership, firm, corporation or other company which may be a successor to either Debtor shall be included among the Liabilities for which Undersigned is surety hereunder. Lender shall have the right to proceed against Undersigned immediately upon any default by either Debtor and shall not be required to take any action or proceeding of any kind against either Debtor or any other party liable for the Liabilities, or any security which Lender may hold, before proceeding against Undersigned hereunder.

     The Liabilities of Undersigned shall not be affected, impaired or discharged, in whole or in part, by reason of any action whatsoever taken by Lender (including, without limitation, sale, lease, disposition, liquidation or other realization) which may be negligent, willful or otherwise in respect to any security in which Lender may at any time have any interest or against any other party liable for all or any part of the Liabilities.

     Lender shall have the right from time to time, and at any time in its sole discretion, without notice to or consent from Undersigned, and without affecting, impairing or discharging, in whole or in part, the Liabilities, to modify, change or supplement, in any respect whatsoever, any indebtedness or evidence thereof, or any agreement or transaction between Lender and either Debtor or between Lender and any other party liable for the Liabilities, or any portion or provision of any thereof; to grant extensions of time and other indulgences of any kind to either Debtor or any such other party; to compromise, release, substitute, exercise, enforce or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which Lender may have at any time against either Debtor or any other party liable for the Liabilities, or any thereof, or with respect to any security of any kind held by Lender at any time under any agreement or otherwise.

     Lender shall have a continuing lien upon all monies, deposits, stocks, bonds and all other personal property, tangible or intangible, similar or dissimilar thereto, at any time coming into possession of Lender belonging to Undersigned, as security for the obligations of Undersigned hereunder. Lender shall have the right forthwith in case of default by either Debtor or by Undersigned to seize and set-off on account of any of the Liabilities hereunder any such monies or deposits and with the right to sell any or all personal property under the terms and provisions of the Pennsylvania Uniform Commercial Code. If at any time either Debtor shall be in default of the terms of any obligation to or agreement with Lender, the entire indebtedness of Debtors shall be immediately due and payable to Lender, for purposes of this Agreement and the obligations hereunder, anything to the contrary notwithstanding in any agreement or undertaking by and between Lender and Debtors.

     Undersigned represents that at the time of the execution and delivery of this Agreement nothing exists to impair the effectiveness of the obligations of Undersigned to Lender hereunder, or the immediate taking effect of this Agreement between Undersigned and Lender with respect to becoming surety for the Liabilities. Undersigned agrees to deliver annual financial statements and tax returns to Lender during each year until payment in full of all Liabilities.

     Undersigned hereby authorizes and empowers the Prothonotary, Clerk of Court or similar official or any attorney of any Court of record in the United States or elsewhere following an event of default which is continuing beyond any applicable grace period to appear for Undersigned in any or all actions which may be brought to enforce Undersigned's obligations hereunder (including costs, expenses and/or reasonable attorneys' fees agreed to be paid by Undersigned) and/or to sign for Undersigned an agreement for entering an amicable actions) for the recovery of all sums due by Undersigned (including costs, expenses and reasonable attorneys' fees), and in said suits or in said amicable action or actions to confess judgment against Undersigned for all or any part of the obligations hereunder and all such costs, expenses and reasonable attorneys' fees. Such authority shall not be exhausted by one exercise but judgment may be confessed as aforesaid from time to time as any sums and/or costs, expenses or reasonable attorneys' fees shall be due. Undersigned waives all relief from any and all appraisement or exemption laws now in force or hereafter enacted.

     Undersigned agrees and consents to the exclusive jurisdiction of the Court of Common Pleas of Pennsylvania in any and all actions and proceedings arising hereunder or pursuant hereto or under any other agreement or undertaking, and irrevocably agrees to service of process by certified mail,

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

return receipt requested, to Undersigned's address set forth herein, or such address as may appear in Lender's records.


     If claim is ever made upon Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any of the Liabilities and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property, or (b) any settlement or compromise of any such claim effected by Lender with any such claimant (including either Debtor), then and in such event Undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Liability of either Debtor and Undersigned shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

     The waiver of any right by Lender or failure to exercise promptly any right shall not be construed as the waiver of any other right to exercise the same at any time thereafter.

     Any acknowledgment, new promise, payment of principal or interest or otherwise by either Debtor or others with respect to the Liabilities, shall be deemed to be made as agent of Undersigned for the purposes hereof, and shall, if the statute of limitations in favor of Undersigned against Lender shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

     The obligations of Undersigned shall bind the successors and assigns of Undersigned, as the case may be, and shall inure to the benefit of Lender, its successors and assigns.

     All rights and remedies of Lender are cumulative and not alternative.

     This Agreement is made, executed and delivered in the Commonwealth of Pennsylvania and shall be governed, interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     The execution and delivery of this Agreement is in addition to, and not in derogation of, any other surety agreements) heretofore executed and delivered to Lender unless such prior agreements) have been terminated in writing pursuant to the terms thereof. No agreement, unless in writing and signed by Lender, and no course of dealing between Undersigned and Lender, shall be effective to change or modify, or to discharge in whole or in part this Agreement. No waiver of any rights or powers of Lender or consent by it shall be valid unless in writing, signed by an authorized officer.

     Executed this 31st day of March, 2000.

                                         MORO CORPORATION


                                         By: /s/ David W. Menard
                                             ---------------------------------
                                             David W. Menard, President


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